Exhibit 99.1

LETTER OF TRANSMITTAL

of

ALESTRA, S. de R.L. de C.V.

Pursuant to the Prospectus

dated                     , 2010

This Exchange Offer will expire at 5:00 p.m., New York City time, on                     , 2010, unless extended or earlier terminated (such time and date, as the same may be extended or earlier terminated, the “Expiration Date”). Tenders of Old Notes may be withdrawn at any time prior to the Expiration Date.

The Exchange Agent for the Exchange Offer is:

THE BANK OF NEW YORK MELLON

101 Barclay Street

Floor 4 East

New York, New York 10286

Facsimile: 212-815-5603

Telephone: 800-254-2826

DELIVERY OF THIS LETTER OF TRANSMITTAL (AS THE SAME MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, THE “LETTER OF TRANSMITTAL”) OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS CONTAINED IN THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE IT IS COMPLETED.

The Depository Trust Company (“DTC”) has authorized DTC participants that hold Old Notes on behalf of beneficial owners to tender such Old Notes as if they were Holders. To effect a tender, DTC participants may, in lieu of delivering this Letter of Transmittal, transmit their acceptance to DTC through DTC’s Automated Tender Offer Program (“ATOP”).

Alestra, S. de R.L. de C.V., a sociedad de responsabilidad limitada de capital variable (limited liability variable capital company) organized under the laws of the United Mexican States (“Mexico”) (the “Company”), is offering to exchange any and all of its outstanding 11.750% Senior Notes due 2014 (the “Old Notes”) for new 11.750% Senior Notes due 2014 (the “New Notes”) that have been registered under the Securities Act of 1933, as amended (the “Securities Act”), upon the terms and subject to the conditions set forth in the Prospectus dated                     , 2010 (the “Prospectus”) and this Letter of Transmittal (this “Letter of Transmittal” and together with the Prospectus, the “Offer Documents”). The offer to exchange Old Notes is referred to as the “Exchange Offer.”

Capitalized terms used in this Letter of Transmittal and not defined herein shall have the meanings ascribed to them in the Prospectus. To the extent that there is any conflict between the terms of this Letter of Transmittal and the Prospectus, the terms and conditions of the Prospectus shall control.

The Company expressly reserves the right in its sole discretion, subject to applicable law, at any time or from time to time, (1) to waive any and all conditions to the Exchange Offer prior to 5:00 p.m., New York City time, on the Expiration Date and accept all Old Notes previously tendered pursuant to the Exchange Offer as described in the Prospectus under “The Exchange Offer — Conditions to the Exchange Offer,” (2) to extend the Expiration Date and retain all Old Notes tendered pursuant to the Exchange Offer, subject to the withdrawal rights of Holders of the Old Notes as described in the Prospectus under “The Exchange Offer — Withdrawal Rights,” (3) to amend the terms of the Exchange Offer in any respect, and (4) to terminate the Exchange Offer and not accept any tendered Old Notes. Any amendment applicable to the Exchange Offer will apply to all Old Notes tendered pursuant to the Exchange Offer. See “The Exchange Offer — Expiration Date; Extension; Amendments” in the Offer to Purchase.

This Letter of Transmittal must accompany a tender of Old Notes pursuant to the Exchange Offer, except as provided below.

The Exchange Agent and The Depository Trust Company (“DTC”) have confirmed that the Exchange Offer is eligible for the DTC Automated Tender Offer Program (“ATOP”) as set forth in the Prospectus under “The Exchange Offer — Book-Entry Transfer.” DTC participants may electronically transmit their acceptance of the Exchange Offer by causing DTC to transfer their Old Notes to the Exchange Agent in accordance with DTC’s ATOP procedures for such transfer. Accordingly, DTC participants using ATOP need not complete and physically deliver this Letter of Transmittal to the Exchange Agent and may transmit an Agent’s Message in lieu hereof.

As of the date of the Prospectus, all Old Notes are held in book-entry form by DTC as record holder. Tenders of Old Notes in book-entry form can be made only by direct participants in DTC whose name appears on a security position listing with DTC as the owner of Old Notes. This Letter of Transmittal may be used by DTC participants to participate in the Exchange Offer. For purposes of this Letter of Transmittal, the term “Holder” refers to such DTC participants.

If you are a beneficial owner of Old Notes held in book-entry form (other than a direct participant in DTC), this Letter of Transmittal is being furnished to you for your information only. If you wish to participate in the Exchange Offer, you must instruct your broker, dealer, commercial bank, trust company or other nominee to follow the required procedures in order for them to act on your behalf.

See the instructions below regarding the completion and delivery of this Letter of Transmittal. No alternative, conditional or contingent tenders will be accepted.

Please complete the following table:

Description of the Old Notes Tendered
Name(s) and Address(es) of Holder(s) (Please fill in, if blank)	Certificate Number(s)*	Aggregate Original Principal Amount Represented**	Aggregate Original Principal Amount Tendered **

Total Original Principal Amount of Old Notes

  *     Need not be completed by Holders tendering by book-entry transfer or in accordance with DTC’s ATOP procedure for transfer.

  **  Unless otherwise indicated in the column labeled “Aggregate Original Principal Amount Tendered” and subject to the terms and conditions of the Prospectus, a Holder will be deemed to have tendered with respect to the entire aggregate original principal amount represented by the Old Notes indicated in the column labeled “Aggregate Original Principal Amount Represented.” See Instruction 3. Only Holders may validly tender their Old Notes pursuant to the Exchange Offer.

•	Old Notes may be tendered only in original principal amounts of US$1,000 and integral multiples of US$1,000 in excess thereof.

•	If Old Notes are tendered by book-entry transfer, the full original principal amount of the transferred Old Notes should be indicated and will be deemed tendered.

•

If prior to the Expiration Date, any Old Notes are held in certificated form, Holders who tender must indicate the certificate number(s) and the original principal amount(s) of the Old Notes tendered, if less than the entire original principal amount of the certificate. If no amount is specified, the entire original principal amount represented by the certificate(s) will be deemed tendered. Use a separate line for each certificate. If the space provided is inadequate, attach an additional sheet.

The undersigned authorizes the Exchange Agent to deliver this Letter of Transmittal to the Company as evidence of the undersigned’s tender of Old Notes.

☐	Check here if tendered Old Notes are being delivered by book-entry transfer made to the account maintained by the Exchange Agent with DTC and complete the following (only participants in DTC may deliver Old Notes by book-entry transfer):

Name of Tendering Institution

DTC Account Number

Transaction Code Number

The completion, execution and delivery of this Letter of Transmittal in connection with the tender of Old Notes will be deemed to constitute agreement that Old Notes may not be withdrawn except as expressly provided in the Prospectus under “The Exchange Offer — Withdrawal Rights.”

ATTENTION BROKER-DEALERS: IMPORTANT NOTICE

CONCERNING YOUR ABILITY TO RESELL THE NEW NOTES

The Securities and Exchange Commission (the “SEC”) considers broker-dealers that acquired Old Notes directly from the Company, but not as a result of market-making activities or other trading activities, to be making a distribution of the New Notes if they participate in the Exchange Offer. Consequently, these broker-dealers cannot use the Prospectus for the Exchange Offer in connection with resales of the New Notes and, absent an exemption, must comply with the registration and prospectus delivery requirements of the Securities Act in connection with resales of the New Notes. Such broker-dealers cannot rely on the position of the SEC’s staff set forth in the Exxon Capital Holdings Corporation no-action letter (available May 13, 1988) or similar no-action letters.

A broker-dealer that has bought Old Notes for market-making or other trading activities must deliver a Prospectus in order to resell any New Notes it receives for its own account in the Exchange Offer. The SEC has taken the position that these broker-dealers may fulfill their prospectus delivery requirements with respect to the New Notes by delivering the Prospectus for the Exchange Offer. Such Prospectus may be used by a broker-dealer to resell any of its New Notes. We will send a Prospectus to any broker-dealer that requests copies in this questionnaire for a period of up to one year after the expiration date of the Exchange Offer.

IF THE COMPANY OR THE EXCHANGE AGENT DOES NOT RECEIVE ANY LETTERS OF TRANSMITTAL FROM BROKER-DEALERS REQUESTING ADDITIONAL COPIES OF THE PROSPECTUS FOR USE IN CONNECTION WITH RESALES OF THE NEW NOTES, THE COMPANY INTENDS TO TERMINATE THE EFFECTIVENESS OF THE REGISTRATION STATEMENT AS SOON AS PRACTICABLE AFTER THE CONSUMMATION OR TERMINATION OF THE EXCHANGE OFFER. IF THE EFFECTIVENESS OF THE REGISTRATION STATEMENT IS TERMINATED, YOU WILL NOT BE ABLE TO USE THE PROSPECTUS IN CONNECTION WITH RESALES OF NEW NOTES AFTER SUCH TIME. SEE SECTION ENTITLED “THE EXCHANGE OFFER — PURPOSE AND EFFECT OF EXCHANGE OFFER; REGISTRATION RIGHTS” CONTAINED IN THE PROSPECTUS FOR MORE INFORMATION.

☐	CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO FOR USE IN CONNECTION WITH RESALES OF NEW NOTES:

Name:

Address:

Telephone No.:

Number of Additional Copies Desired:

If you requested additional copies of the prospectus, YOU MUST MAIL OR SEND A PHOTOCOPY OF THIS PAGE to:

101 Barclay Street

Floor 4 East

New York, New York 10286

Facsimile: 212-815-5603

Telephone: 800-254-2826

NOTE: SIGNATURES MUST BE PROVIDED BELOW

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

By execution of this Letter of Transmittal, the undersigned acknowledges receipt and review of the Prospectus dated                     , 2010 (the “Prospectus”), of Alestra, S. de R.L. de C.V. (the “Company”) and this Letter of Transmittal, which together constitute the Company’s offer (the “Exchange Offer”) to exchange any and all of the Company’s outstanding 11.750% Senior Notes due 2014 (the “Old Notes”) for new 11.750% Senior Notes due 2014 (the “New Notes”) that have been registered under the Securities Act of 1933, as amended (the “Securities Act”), upon the terms, conditions and procedures set forth in the Exchange Offer.

Upon the terms and subject to the conditions set forth in the Exchange Offer and in accordance with this Letter of Transmittal, the undersigned hereby tenders to the Company the original principal amount of the Old Notes indicated in the above table captioned “Description of the Old Notes Tendered” under the column heading “Aggregate Original Principal Amount Tendered” (or, if nothing is indicated therein, the entire aggregate original principal amount represented by the Old Notes tendered herewith), and, if applicable, hereby revokes (if permitted by the terms of the Exchange Offer) any previously submitted Letters of Transmittal.

Subject to, and effective upon, acceptance for exchange of Old Notes tendered with this Letter of Transmittal in accordance with the terms and subject to the conditions of the Exchange Offer and applicable law, the undersigned hereby (i) acknowledges and agrees that the Company has fully performed all of its obligations pertaining to the Old Notes under the Registration Rights Agreement, dated as of August 11, 2009, among the Company and the initial purchasers of the Old Notes, (ii) sells, assigns and transfers to, or upon the order of, the Company, all right, title and interest in and to all of the Old Notes tendered hereby, (iii) waives any and all other rights with respect to the Old Notes (including, without limitation, any existing or past defaults in respect of the Old Notes and the Indenture under which the Old Notes were issued), and (iv) releases and discharges the Company and its subsidiaries and affiliates from any and all claims such Holder may have now, or may have in the future, arising out of, or related to the Old Notes, including, without limitation, any claims that such Holder is entitled to receive additional principal or interest payments with respect to the Old Notes or to participate in any redemption or defeasance of the Old Notes.

The undersigned hereby irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as the agent of the Company) with respect to such Old Notes, with full powers of substitution and revocation (such power of attorney being deemed to be an irrevocable power coupled with an interest) to (i) present the tendered Old Notes and all evidences of transfer and authenticity to, or transfer ownership of, such Old Notes on the account books maintained by DTC or the Company to, or upon the order of, the Company, (ii) present such Old Notes for transfer of ownership on the books of the relevant security register, and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Old Notes, all in accordance with the terms and conditions of the Exchange Offer as described in the Prospectus.

The undersigned understands that the Exchange Offer is subject to certain conditions set forth in the Prospectus under “Exchange Offer — Conditions to the Exchange Offer.” The Company will return the Old Notes promptly after the Expiration Date in the event that the Company does not accept them for exchange.

The undersigned understands that Old Notes tendered may only be validly withdrawn prior to 5:00 p.m., New York City time, on the Expiration Date, but not thereafter. In the event of a termination of the Exchange Offer, the Old Notes tendered pursuant to the Exchange Offer will be promptly returned to the tendering Holders.

The undersigned understands that tenders of Old Notes pursuant to any of the procedures described in the Prospectus and in the instructions hereto and acceptance of such Old Notes by the Company will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer and this Letter of Transmittal. Such agreement will be governed by, and construed in accordance with, the laws of the State of New York. For purposes of the Exchange Offer, the undersigned understands that the Company will be deemed to have accepted for purchase validly tendered Old Notes (or defectively tendered Old Notes with respect to which the Company has waived, or has caused to be waived, such defect) if, as and when the Company gives oral or written notice of acceptance and/or waiver to the Exchange Agent, as specified under the caption “The Exchange Offer — Terms of the Exchange Offer”.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Old Notes tendered herewith, and that, when such Old Notes are accepted for purchase and paid for by the Company, the Company will acquire good title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim or right. The undersigned, upon request, will execute and deliver any additional documents deemed by the Exchange Agent or by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Old Notes tendered hereby.

The undersigned hereby further represents to the Company that (i) the New Notes to be acquired pursuant to the Exchange Offer will be acquired in the ordinary course of business of the person acquiring the New Notes, whether or not such person is the undersigned, (ii) the undersigned does not have an arrangement or understanding with any person to participate in the distribution, as defined in the Securities Act, of the New Notes (if not a broker-dealer referred to in the last sentence of this paragraph), (iii) the undersigned and each person receiving any New Notes directly or indirectly from the undersigned pursuant to the Exchange Offer acknowledge and agree that any person participating in the Exchange Offer for the purpose of distributing the New Notes (x) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction of the New Notes acquired by such person and (y) cannot rely on the position of the staff of the Securities and Exchange Commission (the “Commission”) set forth in the Brown & Wood LLP no-action letter (available February 7, 1997), the Shearman & Sterling no-action letter (available July 2, 1993), the K-III Communications Corporation no-action letter (available May 14, 1993), the Morgan Stanley & Co., Incorporated no-action letter (available June 5, 1991) or the Exxon Capital Holdings Corporation no-action letter (available May 13, 1988) or similar letters, (iv) the undersigned and each person receiving any New Notes directly or indirectly from the undersigned pursuant to the Exchange Offer understand that a secondary resale transaction described in clause (iii) above should be covered by an effective registration statement containing the selling security holder information required by Item 507 or 508, as applicable, of Regulation S-K of the Commission and (v) neither the undersigned nor any person receiving any New Notes directly or indirectly from the undersigned pursuant to the Exchange Offer is an “affiliate” of the Company, as defined under Rule 405 under the Securities Act.

If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes, it represents that the Old Notes to be exchanged for New Notes were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus in connection with any resale of such New Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.

The undersigned understands that the Company is not required to accept for exchange any of the Old Notes tendered at or after 5:00 p.m., New York City time, on the Expiration Date.

All authority conferred or agreed to be conferred by this Letter of Transmittal shall not be affected by, and shall survive, the death or incapacity of the undersigned, and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal and legal representatives, successors and assigns of the undersigned.

The undersigned understands that the delivery and surrender of the Old Notes is not effective, and the risk of loss of the Old Notes does not pass to the Exchange Agent, until receipt by the Exchange Agent of this Letter of Transmittal, or a manually signed facsimile hereof, properly completed and duly executed, together with all accompanying evidences of authority and any other required documents in form satisfactory to the Company. All questions as to the form of all documents and the validity (including time of receipt) and acceptance of tenders and withdrawals of Old Notes will be determined by the Company, in its sole discretion, which determination shall be final and binding.

Unless otherwise indicated in this Letter of Transmittal under “Special Issuance Instructions,” the undersigned hereby requests that any Old Notes tendered that are not accepted for exchange (or, in the case of certificated Old Notes, if any are outstanding and tendered, the untendered original principal amount of Old Notes represented by a certificate) be credited to the account at DTC of the DTC participant that tendered the Old Notes by this Letter of Transmittal (or, in the case of certificated Old Notes, if any are outstanding and tendered, in the name and at the address of the undersigned as set forth herein).

In the event that the “Special Issuance Instructions” box or the “Special Delivery Instructions” box is, or both are, completed, the undersigned hereby requests that the certificates representing the New Notes issued in exchange for the Old Notes accepted for exchange and any Old Notes not tendered for exchange or not exchanged, be issued in the names of, and be delivered to, the person(s) at the address(es) so indicated, as applicable. The undersigned recognizes that the Company has no obligation pursuant to the “Special Issuance Instructions” box or the “Special Delivery Instructions” box to transfer any Old Notes from the name of the registered Holder(s) thereof if the Company does not accept for purchase any of the principal amount of such Old Notes so tendered.

SPECIAL ISSUANCE INSTRUCTIONS (See instructions 3, 5, 6 and 7)	SPECIAL DELIVERY INSTRUCTIONS (See instructions 3, 5, 6 and 7)

To be completed ONLY (1) if the New Notes issued in exchange for the Old Notes (or if certificates for Old Notes not tendered in exchange for New Notes) are to be issued in the name of someone other than the undersigned or (2) if the Old Notes tendered by book-entry transfer that are not exchanged are to be credited to an account maintained at DTC other than the one designated above.

To be completed ONLY if the New Notes issued in exchange for Old Notes (or if certificates for Old Notes not tendered for exchange for New Notes) are to be mailed or delivered (i) to someone other than the undersigned, or (ii) to the undersigned at an address other than the address shown below the undersigned’s signature.

Issue to:	Deliver to:

Name	Name

(Please Print)	(Please Print)

Address	Address

(Please Print)	(Please Print)

(Zip Code)	(Zip Code)

(TAXPAYER IDENTIFICATION NUMBER) (SEE “IMPORTANT TAX INFORMATION” AND “GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9”)	(TAXPAYER IDENTIFICATION NUMBER) (SEE “IMPORTANT TAX INFORMATION” AND “GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9”)

Credit Old Notes not exchanged and delivered by book-entry to the DTC account set forth below:

(DTC ACCOUNT NUMBER)

Name of Account Party:

PLEASE COMPLETE AND SIGN BELOW (This page is to be completed and signed by all tendering Holders except Holders executing the tender through DTC’s ATOP)

By completing, executing and delivering this Letter of Transmittal, the undersigned hereby tenders the original principal amount of Old Notes listed in the box above labeled “Description of Old Notes Tendered” under the column heading “Aggregate Original Principal Amount Tendered” (or, if nothing is indicated therein, with respect to the entire aggregate original principal amount represented by the Old Notes described in such box).

SIGN HERE

Signature(s):

(Must be signed by the registered Holder or, if the Old Notes are tendered by a participant in DTC, by the DTC participant exactly as such participant’s name appears on a security position listing as the owner of such Old Notes. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please set forth the full title and see Instruction 4.)

DATED:	, 2010

NAME(S):

(PLEASE TYPE OR PRINT)

CAPACITY (FULL TITLE):

ADDRESS:
(INCLUDING ZIP CODE)

AREA CODE AND TELEPHONE NO.: ( )

TAX IDENTIFICATION OR SOCIAL SECURITY NO.:

PLEASE COMPLETE SUBSTITUTE FORM W-9 OR APPROPRIATE FORM W-8, AS APPLICABLE

SIGNATURE GUARANTEE (SEE INSTRUCTION 5 BELOW) IF REQUIRED, CERTAIN SIGNATURES MUST BE GUARANTEED.

(NAME OF INSTITUTION GUARANTEEING SIGNATURES)

(ADDRESS (INCLUDING ZIP CODE) AND TELEPHONE NUMBER (INCLUDING AREA CODE) OF INSTITUTION)

(AUTHORIZED SIGNATURE)

(PRINTED NAME)

(TITLE)

Instructions for Holders Forming Part of the Terms and

Conditions of this Letter of Transmittal

1. Expiration Date.    The Expiration Date means, with respect to the Exchange Offer, 5:00 p.m., New York City time, on                     , 2010, or any later time and date to which the Company in its sole discretion extends the Exchange Offer.

2. Delivery of this Letter of Transmittal and Old Notes; Guaranteed Delivery Procedures.    This Letter of Transmittal is to be completed by holders of Old Notes (i) if certificates are to be forwarded herewith or (ii) if tenders are to be made pursuant to the procedures for tender by book-entry transfer or guaranteed delivery set forth in the section of the Prospectus entitled “The Exchange Offer - Guaranteed Delivery Procedures.” Certificates for all physically tendered Old Notes or any confirmation of a book-entry transfer (a “Book-Entry Confirmation”), as well as a properly completed and duly executed copy of this Letter of Transmittal or facsimile hereof, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth on the cover of this Letter of Transmittal prior to the Expiration Date. Holders of Old Notes who elect to tender Old Notes and (i) whose Old Notes are not immediately available, (ii) who cannot deliver the Letter of Transmittal, Old Notes or other required documents to the Exchange Agent prior to the Expiration Date or (iii) who are unable to complete the procedure for book-entry transfer on a timely basis, may have such tender effected if (a) such tender is made by or through an Eligible Institution, (b) prior to the Expiration Date, the Exchange Agent has received from such Eligible Institution a properly completed and duly executed Letter of Transmittal (or a facsimile thereof) and Notice of Guaranteed Delivery substantially in the form provided by the Company (by facsimile transmission, mail or hand delivery) setting forth the name and address of the holder of such Old Notes, the certificate number(s) of such Old Notes and the principal amount of Old Notes tendered for exchange, stating that tender is being made thereby and guaranteeing that, within three New York Stock Exchange trading days after the date of execution of the Notice of Guaranteed Delivery, this Letter of Transmittal (or a manually executed facsimile thereof), properly completed and duly executed, the certificates representing such Old Notes (or a Book-Entry Confirmation), in proper form for transfer, and any other documents required by this Letter of Transmittal, will be deposited by such Eligible Institution with the Exchange Agent, and (c) a properly completed and duly executed Letter of Transmittal (or a manually executed facsimile thereof) with certificates for all tendered Old Notes, or a Book-Entry Confirmation, and any other documents required by this Letter of Transmittal are received by the Exchange Agent within three New York Stock Exchange trading days after the date of execution of the Notice of Guaranteed Delivery.

THE METHOD OF DELIVERY OF OLD NOTES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE TENDERING HOLDER OF OLD NOTES. EXCEPT AS OTHERWISE PROVIDED BELOW, THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED OR CONFIRMED BY THE EXCHANGE AGENT. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. NEITHER THIS LETTER OF TRANSMITTAL NOR ANY OLD NOTES SHOULD BE SENT TO THE COMPANY.

No alternative, conditional or contingent tenders will be accepted. All tendering holders of Old Notes, by execution of this Letter of Transmittal (or facsimile hereof, if applicable), waive any right to receive notice of the acceptance of their Old Notes for exchange.

3. Partial Tenders.    Tenders of Old Notes pursuant to the Exchange Offer will be accepted only in respect of original principal amounts of US$1,000 and integral multiples of US$1,000 in excess thereof. If Holders wish to tender with respect to less than the entire original principal amount evidenced by any Old Notes submitted, such Holders must fill in the original principal amount that is to be tendered in the column entitled “Aggregate Original Principal Amount Tendered” in the table entitled “Description of the Old Notes Tendered.” In the case of a partial tender of Old Notes, as soon as practicable after the Expiration Date, as applicable, new certificates for the remainder of the Old Notes that were evidenced by such Holder’s old certificates will be issued in the name of and sent to such Holder, unless otherwise provided in the appropriate “special instruction” box or boxes on this Letter of Transmittal. Unless otherwise indicated in the table entitled “Description of the Old Notes Tendered” under the column heading “Aggregate Original Principal Amount Tendered,” the entire original principal amount that is represented by Old Notes delivered to the Exchange Agent will be deemed to have been tendered. If any Old Notes tendered are not accepted for exchange, such Old Notes will be returned to the Holder by credit to its account at DTC, unless otherwise provided in the “Special Delivery Instructions” box on this Letter of Transmittal (see Instruction 6), promptly after the Expiration Date.

4. Signatures on this Letter of Transmittal; Bond Powers and Endorsements.    The signature on this Letter of Transmittal of the DTC participant tendering the Old Notes pursuant hereto must correspond to the name of the participant set forth in the DTC security position listing as the owner of the Old Notes without any alteration, enlargement or change whatsoever.

If any of the Old Notes tendered hereby are registered in the name of two or more Holders, all such Holders must sign this Letter of Transmittal. If any of the Old Notes tendered hereby are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

If this Letter of Transmittal is signed by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Company of such person’s authority to so act must be submitted.

5. Signature Guarantees.    All signatures on this Letter of Transmittal must be guaranteed by a recognized participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchange Medallion Program, unless (1) this Letter of Transmittal is signed by a DTC participant whose name appears on a security position listing as the owner of the Old Notes or (2) such Old Notes are tendered for the account of a member firm of a registered national securities exchange, a member of the Financial Industry Regulatory Authority or a commercial bank or trust company having an office or correspondent in the United States or other Eligible Institution.

6. Special Issuance and Special Delivery Instructions.    Complete the “Special Issuance Instructions” box if (1) the New Notes issued in exchange for Old Notes (or if certificates for Old Notes not tendered for exchange for New Notes) are to be issued in the name of someone other than the Holder of the Old Notes or (2) if Old Notes tendered by book-entry transfer which are not exchanged are to be returned by credit to an account maintained by DTC.

Complete “Special Delivery Instructions” box if the New Notes issued in exchange for Old Notes (or if certificates for Old Notes not tendered for exchange for New Notes) are to be mailed or delivered (i) to someone other than the Holder of the Old Notes, or (ii) to the Holder of the Old Notes at an address other than the address shown below the Holder’s signature above.

If either the “Special Issuance Instructions” box or the “Special Delivery Instructions” box is completed, the signature(s) on this Letter of Transmittal must be guaranteed, unless execution is by an Eligible Institution (including a DTC participant).

Transfer taxes may apply as a result of a Holder completing the special issuance instructions. Payment of any such taxes is the responsibility of the requesting Holder and the Company shall be under no obligation to honor any such instructions unless and until any such taxes are paid and satisfactory evidence of such payment is presented.

7. Withdrawals of Tenders.    Old Notes that have been tendered may only be validly withdrawn prior to 5:00 p.m., New York City time, on the Expiration Date. In the event of a termination of the Exchange Offer, the Old Notes tendered pursuant to the Exchange Offer will be promptly returned to the tendering Holders.

Unless expressly stated otherwise, references herein to withdrawal of Old Notes shall mean a permitted withdrawal as set forth in “The Exchange Offer — Withdrawal Rights” of the Prospectus. For a withdrawal of Old Notes to be effective, a written or facsimile transmission notice of withdrawal must be received by the Exchange Agent (which may take the form of a message transmitted to DTC in accordance with its procedures for book-entry withdrawal of Old Notes and timely received by the Exchange Agent) at its address set forth above on or prior to the date and time specified in the preceding paragraph. In order to be valid, the notice of withdrawal must specify the name of the person who tendered the Old Notes to be withdrawn (the “Depositor”), the name of the participant in the Book-Entry Transfer Facility whose name appears on the security position listing as the owner of such Old Notes, if different from that of the Depositor, and the original principal amount of Old Notes to be withdrawn, and be signed by the Holder of such Old Notes in the same manner as the original signature on this Letter of Transmittal (including any required signature guarantee(s)) or be accompanied by a properly completed irrevocable proxy, in form satisfactory to the Company (including any signature guarantee(s)), that authorizes the person that executed the notice of withdrawal to effect such withdrawal on behalf of the Holder. A purported notice of withdrawal that lacks any of the required information or is dispatched to an improper address will not validly withdraw a tender previously given. Any Old Notes validly withdrawn before the Expiration Date will be deemed to be not validly tendered for purposes of the Exchange Offer. A Holder who has properly delivered a notice of withdrawal of tendered Old Notes may thereafter re-tender the Old Notes following the above procedures at any time prior to 5:00 p.m., New York City time, on the Expiration Date. If certificates have been identified to the Exchange Agent through confirmation of book-entry transfer of such Old Notes, the name and number of the account at the Book-Entry Transfer Facility to be credited with withdrawn Old Notes must also be furnished to the Exchange Agent.

8. Transfer Taxes.    The Company will pay or cause to be paid all transfer taxes with respect to the exchange of any Old Notes unless the box titled “Special Issuance Instructions” or the box titled “Special Delivery Instructions” in the above table has been completed, as described in the instructions thereto. The Company will pay all other charges and expenses in connection with the Exchange Offer. If the box entitled “Special Issuance Instructions” or the box entitled “Special Delivery Instructions” in the above table has been completed and any transfer taxes arise as a result of a direction indicated therein, the amount of any such transfer taxes (whether imposed on the tendering Holder or on any other persons) will be payable by the tendering Holder.

9. Waivers of Conditions.    The Company reserves the absolute right, subject to applicable law, to terminate, amend, waive or modify the terms of the Exchange Offer, as more fully described in the Prospectus.

10. Requests for Assistance or Additional Copies.    Questions and requests for assistance or for additional copies of the Prospectus and this Letter of Transmittal or any other documents may be directed to the Exchange Agent at its address and telephone number set forth on the cover of this Letter of Transmittal. Beneficial owners may also contact their broker, dealer, commercial bank, trust company or other nominee through which they hold the Old Notes with questions and requests for assistance.

11. Questions Regarding Validity, Form, Legality, etc.    All questions as to the form of documents and the validity, eligibility (including time of receipt), acceptance for purchase of tendered Old Notes will be determined by the Company, in its sole discretion, which determination will be final and binding. The Company reserves the absolute right to reject any and all tenders of Old Notes that it determines are not in proper form or the acceptance for purchase of or payment for which may, in the opinion of the Company’s counsel, be unlawful. The Company also reserves the absolute right in its sole discretion to waive any of the conditions of the Exchange Offer or any defect or irregularity in the tender of Old Notes of any particular Holder, whether or not similar defects or irregularities are waived in the case of other Holders. Any defect or irregularity in connection with tenders of Old Notes must be cured within such time as the Company determines, unless waived by the Company. Tenders of Old Notes shall not be deemed to have made until all defects and irregularities have been waived by the Company or cured. The Company’s interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) will be final and binding. None of the Company, the Exchange Agent or any other person will be under any duty to give notification of any defects or irregularities in tenders or will incur liability for failure to give any such notification.

IMPORTANT TAX INFORMATION

INTERNAL REVENUE SERVICE CIRCULAR 230 DISCLOSURE

PURSUANT TO INTERNAL REVENUE SERVICE CIRCULAR 230, WE HEREBY INFORM YOU THAT THE DESCRIPTION SET OUT HEREIN WITH RESPECT TO U.S. FEDERAL TAX ISSUES WAS NOT INTENDED OR WRITTEN TO BE USED, AND SUCH DESCRIPTION CANNOT BE USED, BY ANY TAXPAYER, FOR THE PURPOSE OF AVOIDING ANY PENALTIES THAT MAY BE IMPOSED ON THE TAXPAYER UNDER THE U.S. INTERNAL REVENUE CODE. SUCH DESCRIPTION WAS WRITTEN IN CONNECTION WITH THE MARKETING OF THE EXCHANGE OFFER. TAXPAYERS SHOULD SEEK ADVICE BASED ON THE TAXPAYER’S PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

RECIPIENTS OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL SHOULD NOT CONSTRUE THE CONTENTS HEREOF OR THEREOF AS LEGAL, BUSINESS OR TAX ADVICE. EACH RECIPIENT SHOULD CONSULT ITS OWN ATTORNEY, BUSINESS ADVISOR AND TAX ADVISOR AS TO LEGAL, BUSINESS, TAX AND RELATED MATTERS CONCERNING THE OFFER TO PURCHASE.

Under current U.S. federal income tax law, a U.S. Holder whose tendered Old Notes are accepted for exchange may be subject to backup withholding at a rate of 28% on all reportable payments received pursuant to the Exchange Offer. To prevent backup withholding on such payments, a U.S. Holder generally is required to provide his or her correct taxpayer identification number (“TIN”) by completing the enclosed Substitute Form W-9, certifying that (i) the TIN provided on the form is correct (or that such U.S. Holder is awaiting a TIN), (ii) (x) the U.S. Holder has not been notified by the Internal Revenue Service (the “IRS”) that the Holder is subject to backup withholding as a result of failure to report payments of interest or dividends or (y) after being so notified, the IRS has notified the Holder that he or she is no longer subject to backup withholding and (iii) the Holder is a U.S. person (including a U.S. resident alien). Alternatively, a U.S. Holder can prevent backup withholding by providing a basis for an exemption from backup withholding. If the correct TIN or an adequate basis for exemption is not provided, payments made to such U.S. Holder with respect to Old Notes exchanged pursuant to the Exchange Offer may be subject to backup withholding and the U.S. Holder may be subject to a US$50 penalty imposed by the IRS.

Certain Holders are not subject to these backup withholding and reporting requirements. Non-U.S. Holders are generally exempt from these requirements but may be required to properly complete the appropriate IRS Form W-8 to establish such exemption. Such form can be obtained from the Exchange Agent. Exempt Holders, other than Non-U.S. Holders, should furnish their TIN, indicate that they are exempt in Part II(2) of the Substitute Form W-9 and sign, date and return the Substitute Form W-9 to the Exchange Agent. Holders are urged to consult their own tax advisors to determine the application of these backup withholding and information reporting requirements to them.

If backup withholding applies, the Exchange Agent is required to withhold tax at the applicable withholding rate (which is currently 28%) on any reportable payments paid to such Holder pursuant to the Exchange Offer. Backup withholding is not an additional U.S. federal income tax. Rather, if the required information is furnished to the IRS in a timely manner, the U.S. federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a credit or refund may be obtained pursuant to IRS procedures.

WHAT NUMBER TO GIVE THE EXCHANGE AGENT

The U.S. Holder is required to give the Exchange Agent such Holder’s TIN (e.g. social security number or employer identification number). If the surrendering Holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future, such Holder should so indicate where appropriate in Part I, and sign and date the Substitute Form W-9. The Exchange Agent will withhold on all payments made prior to the time a properly certified TIN is provided to it. A U.S. Holder who is applying for a TIN should furnish the Exchange Agent with such Holder’s TIN as soon as it is received.

SUBSTITUTE Form W-9	Request for Taxpayer Identification Number and Certification

Name (as shown on your income tax return):
Business Name, if different from above:
Check appropriate box: ☐ Individual/Sole Proprietor ☐ Corporation ☐ Partnership ☐ Other	☐ Exempt from backup withholding
Address (number, street, and apt. or suite no.):
City, state, and ZIP code:
List account number(s) here (optional):

Part I — Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on Line 1 to avoid backup withholding. For individuals, this is your social security number. However, for a resident alien, sole proprietor, or disregarded entity, see the Guidelines below. For other entities, it is your employer identification number (EIN). If you do not have a TIN, see “How to get a TIN” in the enclosed Guidelines.
Social Security Number OR

Note: If the account is in more than one name, see the enclosed Guidelines to determine what number to enter.
Employer Identification Number

Part II — Certification

Under penalties of perjury, I certify that:

(1)    The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and

(2)    I am not subject to backup withholding either because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (“IRS”) that I am subject to backup withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and

(3)    I am a U.S. person (including a U.S. resident alien).

Certificate instructions — You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because you have failed to report all interest and dividends on your tax return. See the Guidelines below.

Sign Here	Signature of U.S. person	Date

Guidelines for Certification of Taxpayer Identification

Number on Substitute Form W-9

Purpose of Form

A person who is required to file an information return with the IRS, must obtain your correct taxpayer identification number (TIN) to report, for example, income paid to you, real estate transactions, mortgage interest you paid, acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA.

U.S. person.    Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN to the person requesting it (the requester) and, when applicable, to:

1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

2. Certify that you are not subject to backup withholding, or

3. Claim exemption from backup withholding if you are a U.S. exempt payee.

In 3 above, if applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners’ share of effectively connected income.

Note.    If a requester gives you a form other than Form W-9 to request your TIN, you must use the requester’s form if its is substantially similar to this Form W-9.

For federal tax purposes, you are considered a person if you are:

•	An individual who is a citizen or resident of the United States,

•	A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States, or

•	Any estate (other than a foreign estate) or trust. See Regulations sections 301.7701-6(a) and 7(a) for additional information.

Special rules for partnerships.    Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax on any foreign partners’ share of income from such business. Further, in certain case where a Form W-9 has not been received, a partnership is required to presume that a partner is a foreign person, and pay the withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid withholding on your share of partnership income.

The person who gives Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States is in the following cases:

•	The U.S. owner of a disregarded entity and not the entity,

•	The U.S. grantor or other owner of a grantor trust and not the trust, and

•	The U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Foreign person.    If you are a foreign person, do not use Form W-9. Instead, use the appropriate Form W-8 (see Publication 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien.    Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a “saving clause.” Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the recipient has otherwise become a U.S. resident alien for tax purposes.

If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items:

1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

2. The treaty article addressing the income.

3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

4. The type and amount of income that qualifies for the exemption from tax.

5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Example.    Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity not subject to backup withholding, give the requester the appropriate completed Form W-8.

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 28% of such payments (after December 31, 2002). This is called “backup withholding.” Payments that may be subject to backup withholding include interest, dividends, broker and barter exchange transactions, rents, royalties, non-employee pay, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payment you receive will be subject to backup withholding if:

1. You do not furnish your TIN to the requester,

2. You do not certify your TIN when required (see the Part II instructions below for details).

3. The IRS tells the requester that you furnished an incorrect TIN,

4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

Certain payees and payments are exempt from backup withholding. See the instructions below and the separate Instructions for the Requester of Form W-9.

Also see Special rules for partnerships above.

Penalties

Failure to furnish TIN.    If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding.    If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal penalty for falsifying information.    Willfully falsifying certification or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs.    If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Name

If you are an individual, you must generally enter the name shown on your income tax return. However, if you have changed your last name, for instance, due to marriage without informing the Social Security Administration of the name change, enter your first name, the last name shown on your social security card, and your new last name.

If the account is in joint names, list first, and then circle, the name of the person or entity whose number you entered in Part I of the form.

Sole proprietor.    Enter your individual name as shown on your income tax return on the “Name” line. You may enter your business, trade, or “doing business as (DBA)” name on the “Business name” line.

Limited liability company (LLC).    If you are a single-member LLC (including a foreign LLC with a domestic owner) that is disregarded as an entity separate from its owner under Treasury regulations section 301.7701-3, enter the owner’s name on the “Name” line. Enter the LLC’s name on the “Business name” line. Check the appropriate box for your filing status (sole proprietor, corporation, etc.), then check the box for “Other” and enter “LLC” in the space provided.

Other entities.    Enter your business name as shown on required federal tax documents on the “Name” line. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on the “Business name” line.

Note.    You are requested to check the appropriate box for your status (individual/sole proprietor, corporation, etc.).

Exempt From Backup Withholding

If you are exempt, enter your name as described above and check the appropriate box for your status, then check the “Exempt from backup withholding” box in the line following the business name, sign and date the form.

Generally, individuals (including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends.

Note.    If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding.

Exempt payees.    Backup withholding is not required on any payments made to the following payees:

1. An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2),

2. The United States or any of its agencies or instrumentalities,

3. A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities,

4. A foreign government or any of its political subdivisions, agencies, or instrumentalities, or

5. An international organization or any of its agencies or instrumentalities.

Other payees that may be exempt from backup withholding include:

6. A corporation,

7. A foreign central bank of issue,

8. A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States,

9. A futures commission merchant registered with the Commodity Futures Trading Commission,

10. A real estate investment trust,

11. An entity registered at all times during the tax year under the Investment Company Act of 1940,

12. A common trust fund operated by a bank under section 584(a),

13. A financial institution,

14. A middleman known in the investment community as a nominee or custodian, or

15. A trust exempt from tax under section 664 or described in section 4947.

The chart below shows types of payments that may be exempt from backup withholding. The chart applies to the exempt recipients listed above, 1 through 15.

IF the payment is for. . .	THEN the payment is exempt for. . .
Interest and dividend payments	All exempt recipients except for 9
Broker transactions	Exempt recipients 1 through 13. Also, a person registered under the Investment Advisers Act of 1940 who regularly acts as a broker
Barter exchange transactions and patronage dividends	Exempt recipients 1 through 5
Payments over $600 required to be reported and direct sales over $5,000[1]	Generally, exempt recipients 1 through 7[2]

[1]	See Form 1099-MISC, Miscellaneous Income, and its instructions.

[2]

However, the following payments made to a corporation (including gross proceeds paid to an attorney under section 6045(f), even if the attorney is a corporation) and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys’ fees; and payments for services paid by a federal executive agency.

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box.    If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How to get a TIN below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you see your SSN.

If you are a single-owner LLC that is disregarded as an entity separate from its owner (see Limited liability company (LLC) above), enter your SSN (or EIN, if you have one). If the LLC is a corporation, partnership, etc., enter the entity’s EIN.

Note.    See the chart below for further clarification of name and TIN combinations.

How to get a TIN.    If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local Social Security Administration office or get this form online at www.socialsecurity.gov. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/ businesses and clicking on Employer ID Numbers under Related Topics. You can get Forms W-7 and SS-4 from the IRS by visiting www.irs.gov or by calling 1-800-TAX-FORM (1-800-829-3676).

If you are asked to complete Form W-9 but do not have a TIN, write “Applied For” in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note.    Writing “Applied For” means that you have already applied for a TIN or that you intend to apply for one soon.

Caution: A disregarded domestic entity that has a foreign owner must use the appropriate Form W-8.

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if items 1, 4, and 5 below indicate otherwise.

For a joint account, only the person whose TIN is shown in Part I should sign (when required). Exempt recipients, see Exempt From Backup Withholding above.

Signature requirements.    Complete the certification as indicated in 1 through 5 below.

1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983.    You must give your correct TIN, but you do not have to sign the certification.

2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983.    You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

3. Real estate transactions.    You must sign the certification. You may cross out item 2 of the certification.

4. Other payments.    You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. “Other payments” include payments made in the course of the requester’s trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions.    You must give your correct TIN, but you do not have to sign the certification.

What Name and Number to Give the Requester

For this type of account:	Give name and SSN of:
1. Individual	The individual
2. Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account[1]
3. Custodian account of a minor (Uniform Gift to Minors Act)	The minor[2]
4. a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee[1]
b. So-called trust account that is not a legal or valid trust under state law	The actual owner[1]
5. Sole proprietorship or disregarded entity owned by an individual	The owner[3]
For this type of account:	Give name and EIN of:
6. Disregarded entity not owned by an individual	The owner
7. A valid trust, estate, or pension trust	Legal entity[4]
8. Corporate or LLC electing corporate status on Form 8832	The corporation
9. Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
10. Partnership or multi-member LLC	The partnership
11. A broker or registered nominee	The broker or nominee
12. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

[1]	List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.

[2]	Circle the minor’s name and furnish the minor’s SSN.

[3]	You must show your individual name and you may also enter your business or “DBA” name on the second name line. You may use either you SSN or
EIN (if you have one). If you are a sole proprietor, the IRS encourages you to use your SSN.

[4]

List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see Special rules for partnerships above.

Note. If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

The Exchange Agent for the Exchange Offer is:

THE BANK OF NEW YORK MELLON

101 Barclay Street

Floor 4 East

New York, New York 10286

Facsimile: 212-815-5603

Telephone: 800-254-2826